Exhibit 99.5
August 1, 2005
Mr. Ronald Geary
Chairman & CEO
ResCare, Inc.
10140 Linn Station Road
Louisville, KY 40223
Dear Ron,
     As I have previously discussed with you and the Board of Directors of ResCare, Inc., I am hereby resigning, effective immediately, from the Board of Directors of ResCare, Inc. As previously discussed, my resignation is based solely upon my time commitments with respect to other activities of my firm.
     I have enjoyed my tenure as a Director of ResCare, and wish you all continued success.
     Best regards.
Sincerely,
MJF/tc
36 Grove Street, New Canaan GI 06840
203 966-2800 Fax: 203 966-3109
mfoster@rfeip.com

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